UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2006

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 14, 2006, Ann McLaughlin Korologos resigned from the Board of Directors of Fannie Mae (formally, the Federal National Mortgage Association), effective July 31, 2006.

Item 7.01 Regulation FD Disclosure.

On June 15, 2006, Fannie Mae released testimony prepared for delivery by Stephen B. Ashley, the Chairman of Fannie Mae’s Board of Directors, and Daniel H. Mudd, the company’s President and Chief Executive Officer, before the Senate Committee on Banking, Housing and Urban Affairs. This testimony, copies of which are filed as exhibits to this report, is incorporated herein by reference.

The information in this item, including Exhibits 99.1 and 99.2 submitted herewith, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent, if any, expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

June 15, 2006	By:	/s/ Beth Wilkinson

Name: Beth Wilkinson
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Testimony prepared for delivery on June 15, 2006 by Stephen B. Ashley before the Senate Committee on Banking, Housing and Urban Affairs
99.2	Testimony prepared for delivery on June 15, 2006 by Daniel H. Mudd before the Senate Committee on Banking, Housing and Urban Affairs